Western Asset Massachusetts Municipals Fund

Schedule of investments (unaudited)	February 29, 2020

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds - 97.5%
Education - 17.6%
Massachusetts State College Building Authority, Series A, Refunding	5.000%	5/1/37	$2,500,000	$2,987,375
Massachusetts State DFA Revenue:
Brandeis University, Series S, Refunding	5.000%	10/1/40	1,330,000	1,731,235
Brandeis University, Series S-1, Refunding	5.000%	10/1/36	1,535,000	2,019,369
Foxborough Regional Charter, Refunding	5.000%	7/1/37	600,000	705,930
Northeastern University, Series A, Refunding	5.000%	10/1/30	400,000	526,064
Northeastern University, Series A, Refunding	5.000%	10/1/31	520,000	680,529
Northeastern University, Series A, Refunding	5.000%	10/1/32	750,000	979,493
Northeastern University, Series A, Refunding	5.000%	10/1/33	500,000	651,600
Sterling and Francine Clark Art Institute, Refunding	5.000%	7/1/35	2,230,000	2,685,834
Worcester Polytechnic Institute	4.000%	9/1/44	2,000,000	2,341,140
Worcester Polytechnic Institute, Series B, Refunding	5.000%	9/1/42	1,500,000	1,838,295
Total Education				17,146,864
Health Care - 15.0%
Massachusetts State DFA Revenue:
Beth Israel Lahey Health Inc., Series K, Refunding	5.000%	7/1/38	1,000,000	1,281,160
Dana-Farber Cancer Institute, Series N	5.000%	12/1/34	1,120,000	1,383,558
Mass General Brigham Issue, Series A-1	5.000%	1/31/30	2,000,000	2,724,880	(a)(b)
Milford Regional Medical Center, Series F	5.625%	7/15/36	500,000	552,750
Newbridge Charles Inc., Refunding	5.000%	10/1/47	500,000	554,325	(c)
Orchard Cove Obligation, Refunding	5.000%	10/1/39	250,000	289,358
Orchard Cove Obligation, Refunding	5.000%	10/1/49	700,000	801,759
UMass Memorial Health Care, Series H, Unrefunded	5.500%	7/1/31	75,000	79,598
UMass Memorial Health Care, Series I, Refunding	5.000%	7/1/46	2,500,000	2,971,575
Wellforce Issue, Series A, Refunding	5.000%	7/1/36	500,000	627,930
Wellforce Issue, Series A, Refunding	5.000%	7/1/39	2,200,000	2,730,926
Wellforce Issue, Series A, Refunding	5.000%	7/1/44	500,000	612,510
Total Health Care				14,610,329
Housing - 0.6%
Massachusetts State DFA Revenue, UMass Boston Student Housing Project	5.000%	10/1/41	480,000	567,504

See Notes to Schedule of Investments.

Western Asset Massachusetts Municipals Fund

Schedule of investments (unaudited) (cont’d)	February 29, 2020

Security	Rate	Maturity Date	Face Amount	Value
Power - 1.3%
Berkshire, MA, Wind Power Cooperative Corp. Revenue, Berkshire Wind Project, Green Bond, Refunding	5.000%	7/1/27	$700,000	$895,790
Puerto Rico Electric Power Authority Revenue:
Series A	5.000%	7/1/42	130,000	103,838	*(d)
Series A	5.050%	7/1/42	30,000	23,963	*(d)
Series XX	5.250%	7/1/40	290,000	232,362	*(d)
Total Power				1,255,953
Pre-Refunded/Escrowed to Maturity - 3.9% Massachusetts State DFA Revenue:
Partners Healthcare System Inc., Series O-2, Refunding	5.000%	7/1/30	1,000,000	1,218,630	(e)(f)
UMass Memorial Health Care, Series H, Prerefunded	5.500%	7/1/31	1,425,000	1,513,849	(e)
Massachusetts State HEFA Revenue, Massachusetts Eye & Ear Infirmary, Series C, Prerefunded	5.375%	7/1/35	1,015,000	1,029,920	(e)
Total Pre-Refunded/Escrowed to Maturity				3,762,399
Special Tax Obligation - 19.1%
Massachusetts State Bay Transportation Authority, Sales Tax Revenue, Senior, Series A	5.000%	7/1/45	3,500,000	4,173,715
Massachusetts State DFA Revenue, Broad Institute Inc., Refunding	5.000%	4/1/37	1,500,000	1,911,765
Massachusetts State School Building Authority, Sales Tax Revenue:
Senior, Series A	5.000%	5/15/43	1,000,000	1,120,910
Series C, Refunding	5.000%	8/15/37	2,250,000	2,723,872
Massachusetts State Special Obligation Dedicated Tax Revenue, Refunding, NATL	5.500%	1/1/34	5,025,000	7,258,160
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue:
CAB, Restructured, Series A-1	0.000%	7/1/27	100,000	85,542
CAB, Restructured, Series A-1	0.000%	7/1/46	1,075,000	319,834
Restructured, Series A-1	4.750%	7/1/53	50,000	56,606
Restructured, Series A-1	5.000%	7/1/58	400,000	458,748
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan, Senior Lien, Series A	5.000%	10/1/29	425,000	426,862
Total Special Tax Obligation				18,536,014

See Notes to Schedule of Investments.

Western Asset Massachusetts Municipals Fund

Schedule of investments (unaudited) (cont’d)	February 29, 2020

Security	Rate	Maturity Date	Face Amount	Value
State General Obligation - 4.0%
Massachusetts State, GO, Consolidated Loan, Series E	5.000%	9/1/38	$3,000,000	$3,870,840
Transportation - 26.0%
Massachusetts State Department of Transportation, Metropolitan Highway System Revenue, Series A, Refunding	5.000%	1/1/34	4,000,000	5,216,280
Massachusetts State Port Authority Revenue:
Bosfuel Project, Series A, Refunding	4.000%	7/1/44	1,500,000	1,726,095	(g)
Conrac Project, Series A	5.125%	7/1/41	4,000,000	4,223,240
Series A	5.000%	7/1/40	5,000,000	5,067,850
Massachusetts State Transportation Fund Revenue:
Rail Enhancement & Accelerated Bridge Programs, Series A	5.000%	6/1/42	1,000,000	1,253,710
Rail Enhancement & Accelerated Bridge Programs, Series A	5.000%	6/1/48	1,000,000	1,273,400
Rail Enhancement & Accelerated Bridge Programs, Series A	5.000%	6/1/49	1,000,000	1,302,530
Metropolitan Boston, MA, Transit Parking Corp. Systemwide Senior Lien Parking Revenue, Series 2011	5.000%	7/1/41	5,000,000	5,261,050
Total Transportation				25,324,155
Water & Sewer - 10.0%
Massachusetts State Water Resources Authority Revenue, Green Bond, Series C, Refunding	5.000%	8/1/40	7,480,000	9,272,133
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, Senior Lien, Series A	5.250%	7/1/42	425,000	460,063
Total Water & Sewer				9,732,196
Total Investments before Short-Term Investments
(Cost - $86,388,060)				94,806,254
Short-Term Investments - 1.7%
Municipal Bonds - 1.7%
Education - 0.9%
Massachusetts State DFA Revenue, Boston University, Series U-6E, Refunding, LOC - TD Bank N.A.	1.120%	10/1/42	900,000	900,000	(h)(i)

Health Care - 0.5%
Massachusetts State HEFA Revenue, Baystate Medical Center Inc., Series J-2, LOC - TD Bank N.A.	1.170%	7/1/44	400,000	400,000	(h)(i)
Oregon State Facilities Authority, Peacehealth, Series A, Refunding, LOC - U.S. Bank N.A.	1.160%	8/1/34	100,000	100,000	(h)(i)
Total Health Care				500,000

See Notes to Schedule of Investments.

Western Asset Massachusetts Municipals Fund

Schedule of investments (unaudited) (cont’d)	February 29, 2020

Security	Rate	Maturity Date	Face Amount	Value
Housing: Multi-Family - 0.1%
Vancouver, WA, Housing Authority Revenue, Refunding, LIQ - FHLMC	1.160%	12/1/38	$100,000	$100,000	(h)(i)
Pollution - 0.1%
St. Lucie County, FL, Solid Waste Disposal Revenue, Florida Power & Light Co. Project, Refunding	1.270%	5/1/24	100,000	100,000	(g)(h)(i)
Water & Sewer - 0.1%
Massachusetts State Water Resources Authority Revenue, Refunding, Subordinated, Series E, SPA - JPMorgan Chase & Co.	1.130%	8/1/37	100,000	100,000	(h)(i)
Total Short-Term Investments (Cost - $1,700,000)				1,700,000
Total Investments - 99.2% (Cost - $88,088,060)				96,506,254
Other Assets in Excess of Liabilities - 0.8%				756,520
Total Net Assets - 100.0%				$97,262,774

*	Non-income producing security.

(a)	Maturity date shown represents the mandatory tender date.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)	The coupon payment on these securities is currently in default as of February 29, 2020.

(e)	Pre-Refunded bonds are generally escrowed with U.S. government obligations and/or U.S. government agency securities.

(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(g)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(h)	Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the Remarketing Agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s Short-term Obligation Rate Transparency System.

(i)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

See Notes to Schedule of Investments.

Western Asset Massachusetts Municipals Fund

Schedule of investments (unaudited) (cont’d)	February 29, 2020

Abbreviations used in this schedule:

CAB	—	Capital Appreciation Bonds
DFA	—	Development Finance Agency
FHLMC	—	Federal Home Loan Mortgage Corporation
GO	—	General Obligation
HEFA	—	Health & Educational Facilities Authority
LIQ	—	Liquidity Facility
LOC	—	Letter of Credit
NATL	—	National Public Finance Guarantee Corporation — Insured Bonds
SPA	—	Standby Bond Purchase Agreement — Insured Bonds

At February 29, 2020, the Fund had the following open futures contracts:

	Number of	Expiration	Notional	Market	Unrealized
	Contracts	Date	Amount	Value	Depreciation
Contracts to Sell:
U.S. Treasury Ultra Long-Term Bonds	7	6/20	$1,419,489	$1,452,500	$(33,011)

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Massachusetts Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

Notes to Schedule of Investments (unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal Bonds†	—	$94,806,254	—	$94,806,254
Short-Term Investments†	—	1,700,000	—	1,700,000
Total Investments	—	$96,506,254	—	$96,506,254

LIABILITIES
		Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Other Financial Instruments:
Futures Contracts	$33,011	$—	$—	$33,011

† See Schedule of Investments for additional detailed categorizations.